Schedule A: Acquiring Funds

Each severally and not jointly

Amended October 20, 2023

Registrant: Columbia Funds Series Trust

Series: Columbia Overseas Value Fund

Columbia Small Cap Index Fund

Registrant: Columbia Funds Series Trust I

Series: Columbia Balanced Fund

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

Columbia Pyrford International Stock Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager Directional Alternative Strategies Fund

Multi-Manager Growth Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Registrant: Columbia Funds Series Trust II

Series: Columbia Strategic Municipal Income Fund

Columbia High Yield Bond Fund

Columbia Global Opportunities Fund

Columbia Overseas Core Fund

Columbia Global Value Fund

Multi-Manager Value Strategies Fund

Registrant: Columbia Funds Variable Series Trust II

Series: Columbia Variable Portfolio – Overseas Core Fund

Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund

Columbia Variable Portfolio – Balanced Fund

Variable Portfolio – Conservative Portfolio

Variable Portfolio – Moderately Conservative Portfolio

Variable Portfolio – Moderate Portfolio

Variable Portfolio – Moderately Aggressive Portfolio

Variable Portfolio – Aggressive Portfolio

Registrant: Columbia Funds Variable Insurance Trust

Series: Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund

Columbia Variable Portfolio – Managed Volatility Growth Fund

Columbia Variable Portfolio – Managed Volatility Conservative Fund

Columbia Variable Portfolio – U.S. Flexible Growth Fund

Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund

Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund

Columbia Variable Portfolio – Managed Risk Fund

Columbia Variable Portfolio – Managed Risk U.S. Fund